Exhibit 99.2

1Q 2 02 1 2Q 2 02 1 3Q 2 02 1 4Q 2 02 1 1Q 2 02 2 2Q 2 02 2 3Q 2 02 2 4Q 2 02 2 1Q 2 02 3 2Q 2 02 3 3Q 2 02 3 4Q 2 02 3 1Q 2 02 4 2Q 2 02 4 3Q 2 02 4 4Q 2 02 4 1Q 2 02 5 2Q 2 02 5 3Q 2 02 5 4Q 2 02 5 1Q 2 02 1 2Q 2 02 1 3Q 2 02 1 4Q 2 02 1 1Q 2 02 2 2Q 2 02 2 3Q 2 02 2 4Q 2 02 2 1Q 2 02 3 2Q 2 02 3 3Q 2 02 3 4Q 2 02 3 1Q 2 02 4 2Q 2 02 4 3Q 2 02 4 4Q 2 02 4 1Q 2 02 5 2Q 2 02 5 3Q 2 02 5 4Q 2 02 5

1Q 20 08 3Q 20 08 1Q 20 09 3Q 20 09 1Q 20 10 3Q 20 10 1Q 20 11 3Q 20 11 1Q 20 12 3Q 20 12 1Q 20 13 3Q 20 13 1Q 20 14 3Q 20 14 1Q 20 15 3Q 20 15 1Q 20 16 3Q 20 16 1Q 20 17 3Q 20 17 1Q 20 18 3Q 20 18 1Q 20 19 3Q 20 19 1Q 20 20 3Q 20 20 1Q 20 21 3Q 20 21 1Q 20 22 3Q 20 22 1Q 20 23 3Q 20 23 1Q 20 24 3Q 20 24 1Q 20 25 3Q 20 25 1Q 20 261Q 20 09 3Q 20 09 1Q 20 10 3Q 20 10 1Q 20 11 3Q 20 11 1Q 20 12 3Q 20 12 1Q 20 13 3Q 20 13 1Q 20 14 3Q 20 14 1Q 20 15 3Q 20 15 1Q 20 16 3Q 20 16 1Q 20 17 3Q 20 17 1Q 20 18 3Q 20 18 1Q 20 19 3Q 20 19 1Q 20 20 3Q 20 20 1Q 20 21 3Q 20 21 1Q 20 22 3Q 20 22 1Q 20 23 3Q 20 23 1Q 20 24 3Q 20 24 1Q 20 25 3Q 20 25 1Q 20 26

1Q 20 09 3Q 20 09 1Q 20 10 3Q 20 10 1Q 20 11 3Q 20 11 1Q 20 12 3Q 20 12 1Q 20 13 3Q 20 13 1Q 20 14 3Q 20 14 1Q 20 15 3Q 20 15 1Q 20 16 3Q 20 16 1Q 20 17 3Q 20 17 1Q 20 18 3Q 20 18 1Q 20 19 3Q 20 19 1Q 20 20 3Q 20 20 1Q 20 21 3Q 20 21 1Q 20 22 3Q 20 22 1Q 20 23 3Q 20 23 1Q 20 24 3Q 20 24 1Q 20 25 3Q 20 25 1Q 20 26

Re tu rn o n In ve st ed C ap ita l

Exhibit 99.2

NHI
NATIONAL HEALTH INVESTORS

Q1 2026 Business Update

MAY 4, 2026

Disclaimers

This presentation, as well as information included in oral statements made, or to be made, by our senior management contain forward-looking statements that are based on current expectations, estimates, beliefs and assumptions. Words such as “may,” “will,” “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or implied in the forward-looking statements.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. While we may elect to update these forward-looking statements at some point in the future, we disclaim any obligation to do so, except as may be required by law, even if our estimates or assumptions change. In light of these and other uncertainties, the inclusion of a forward-looking statement in this presentation should not be regarded as a representation by us that our plans and objectives will be achieved. You should not place undue reliance on these forward-looking statements. Factors which could cause our actual results to be materially different from those in or implied by the forward looking statements we make, many of which are beyond our control, include, among other things, the operating success of our managers, tenants and borrowers for collection of our lease and interest income; the success of property development and construction activities; risks associated with pandemics, epidemics or outbreak; the risk that the cash flows of our tenants, managers and borrowers may be adversely affected by increased liability claims and liability insurance costs; risks related to environmental laws and the costs associated with liabilities related to hazardous substances; the risk of damage from catastrophic weather and other natural or man-made disasters and the physical effects of climate change; our ability to reinvest cash in real estate investments in a timely manner and on acceptable terms; the risk that the illiquidity of real estate investments could impede our ability to respond to adverse changes in the performance of our properties; operational risks with respect to our senior housing operating portfolio structured communities; risks related to our ability to maintain the privacy and security of Company information; our ability to continue to qualify for taxation as a real estate investment trust; and other risks which are described under the heading “Risk Factors” in Item 1A in our Form 10-K for the year ended December 31, 2025 and under the heading “Risk Factors” in Item 1A in our Form 10-Q for the quarter ended March 31, 2026.

In this presentation we refer to non-GAAP financial measures. These non-GAAP measures are not prepared in accordance with generally accepted accounting principles. Reconciliations to certain non-GAAP measures can be found at the end of this presentation, in the Company’s quarterly supplementals which can be found on our website at www.nhireit.com, and in our quarterly Form 10-Q filings and annual Form 10-K filing. Throughout this presentation, certain abbreviations and acronyms are used to simplify the format. A list of definitions is provided at the end of this presentation to clarify the meaning of any reference that may be ambiguous.



Overview of First Quarter 2026

Summary of Quarterly Financial Results [1]

(in thousands except per share and percentages)	Q1 2025	Q4 2025	Q1 2026
Net Income per diluted share	$0.74	$0.80	$0.82
NAREIT FFO per diluted share	$1.14	$1.22	$1.23
Normalized FFO per share	$1.15	$1.22	$1.23
Funds Available for Distribution (FAD)	56,001	$57,943	$62,471
Diluted shares outstanding	45,879	47,882	48,548
FAD Payout Ratio	74.9%	76.6%	71.3%
SHOP NOI	$3,086	$7,303	$8,891
SHOP NOI Margin	22.1%	23.8%	24.0%



[1] Refer to Appendix for definitions and relevant non-GAAP reconciliations

Key Operating and Balance Sheet Highlights

Real Estate Investments

- Lease revenue excluding straight-line, lease amortization, and escrow reimbursement revenue of $70.3 million increased 7.7% compared to Q1 2025. The increase was driven primarily by properties acquired since the end of Q1 2025, the exercise of a purchase option on SLC Wildewood Downs, and increases to the prior year final certification and percentage rent current year revenue;
    - Deferral repayments attributable to Bickford were approximately $1.3 million in Q1 2026 and Q1 2025; and
- Interest income and other revenue declined by 24.2% to $4.9 million compared to $6.5 million in the prior year period. The Mortgage and other notes receivable balance declined by approximately $53.8 million to $205.9 million compared to the prior year period.

Senior Housing Operating Portfolio (SHOP) [1]

- **Total SHOP**
    - Q1 2026 SHOP revenue increased 165.9% compared to the prior year period and 20.6% sequentially due to the transition of the acquisition of nine properties effective February 1, 2026;
        - Q1 2026 SHOP occupancy was 86.6% and RevPOR was $4,303;
    - Q1 2026 NOI of $8.9 million increased 188.1% compared to the prior year period and 21.7% sequentially; and
    - Q1 2026 SHOP NOI margin of 24.0% increased 190 bps compared to the prior year period and increased 20 bps sequentially;
- **Same-Store ("SS") SHOP**
    - On a SS basis for 15 properties, SHOP revenue increased 0.8% driven by a 4.8% increase in RevPOR offset by a 340-bps decline in occupancy to 85.8%; and
    - SS SHOP NOI decreased by 2.4% compared to the prior year period and decreased 6.5% sequentially and the SS NOI margin declined by 70-basis points compared to the prior year period and 170 bps sequentially to 21.4%.

Balance Sheet [1]

- Net Debt to Adjusted EBITDA at an annualized 4.0x is within NHI's updated target range of 3.5x – 4.5x
- The Company had approximately 0.6 million shares available to settle under ATM forward sales agreements for proceeds of approximately $44.2 million at March 31, 2026; and
- Total liquidity of approximately $960 million at March 31, 2026.

Portfolio Activity

- Announced 2026 year-to-date investments totaling $212.4 million in two SHOP investments;
- Announced 2026 year-to-date dispositions totaling $53.4 million of 4 properties at an average yield of 7.8%;
- NHI has signed LOIs totaling $20.3 million and an incremental pipeline of $560.0 million focused on private pay senior housing; and
- Announced an executed purchase and sale agreement to sell 35 properties to National HealthCare Corporation (AMEX: NHC), the current lessee, for $560.0 million. The transaction is expected to close July 1, 2026, subject to certain customary closing conditions, including the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

Updated 2026 Guidance

2026 Updated Guidance Range [1]

(in millions except per share amounts)		Low		High
Net income attributable to common stockholders	$	703.0	$	705.2
Adjustments to NAREIT Funds From Operations (FFO)				
Depreciation (net) [2]		94.4		95.0
Gains on sales (net) and impairments of real estate		(565.9)		(566.3)
Participating securities		0.8		1.0
NAREIT FFO		232.3		234.9
Adjustments to Normalized Funds From Operations (NFFO)				
Other		-		-
NFFO		232.3		234.9
Adjustments to Funds Available for Distribution (FAD)				
Straight-line revenue and lease incentive amortizations, net [2]		(0.1)		(0.3)
Equity method investment adjustments		(1.7)		(1.5)
Equity method investment non-refundable fees received		1.6		1.8
Non-cash stock-based compensation		7.5		7.2
SHOP [2] and equity method investment recurring capital expenditures		(4.0)		(3.8)
Other [2, 3]		5.0		5.4
FAD	$	240.6	$	243.7
Weighted average diluted common shares		49.0		49.0
NAREIT FFO per diluted common share	$	4.74	$	4.79
NFFO per diluted common share	$	4.74	$	4.79

2026 Guidance Assumptions & Considerations

NHI's 2026 annual guidance includes the following assumptions:

- $180.0 million in unidentified new investments at an initial average NOI yield of 7.8% and approximately 60% in new SHOP investments;
- Approximately $665 million in expected disposition proceeds in 2026 resulting in a gain ranging between $565.9 million - $566.3 million;
- Continued fulfillment of existing commitments;
- Same-Store SHOP NOI annual growth on 15 properties in a range of 1.0% - 3.0%;
- Total SHOP NOI on 42 properties, before the assumption for unidentified new SHOP investments ranging between $44.1 million - $45.1 million; and
- Settlement of all existing forward equity sales agreements in 2026.

In addition to the assumptions listed above, NHI's guidance range is based on several other assumptions, many of which are outside the Company's control and all of which are subject to change. The guidance range may change if actual results vary from these assumptions.



1 Refer to Appendix for definitions and relevant non-GAAP reconciliations
2 Net of amounts attributable to non-controlling interests
3 Includes credit loss expense, non-real estate depreciation, net, amortizations associated with debt facilities and participating securities

Investment Overview

NATIONAL HEALTH INVESTORS

Significant Senior Housing Growth Opportunity

- Increasing concentration in private-pay senior housing enhances NHI's valuation profile versus other healthcare real estate sectors
  - Pro forma private pay senior housing annualized NOI [1] represents 79.4% of annualized NOI compared to 68.8% in Q12026 and 64.4% in Q1 2025
- Expanded SHOP exposure strengthens long-term growth outlook
  - Pro forma SHOP annualized NOI[1] represents 15.6% of annualized NOI compared to 11.0% in Q1 2026 and 4.2% in Q1 2025

Financial Strength Positions NHI for External Growth

- Strong balance sheet provides substantial acquisition capacity
  - Pro forma liquidity and net debt to EBITDA [2] of approximately $1.3 billion and 2.6x, respectively
- Active investment pipeline supports continued expansion
  - $560.0 million actionable pipeline and on $20.3 million under LOI at approximately 7.5%

Diversified Portfolio Limits Concentration Risk

- Broad diversification across 33 states and 41 operating partners
- Triple-net lease structure provides stable cash flows and strong credit mitigates downside risk
- EBITDARM coverage trends continue to strengthen across asset classes

Strong Industry Dynamics Support Long Term Growth [3]

- Constrained supply environment supports pricing power and occupancy growth
  - Inventory growth at approximately 0.5% versus 2.1% historic average
  - New starts 55% below historic levels; construction at 2.6% of inventory (50% below historic average)
- Favorable demographic tailwinds
  - 85+ population growth expected to accelerate significantly over the next 15 years

1 See slide 6 for detail
2 See slide 8 for detail
3 University of Virginia's Weldon Cooper Center for Public Service; National Investment Center for Senior Housing & Care ("NIC"); NIC data is from NICMAP Primary & Secondary markets through Q1 2026.

Increased Private Pay Senior Housing Concentration

NATIONAL HEALTH INVESTORS

Private Pay Enhances Value Proposition

- Pro forma Senior Housing and SHOP Investment and adjusted NOI concentrations increase significantly to 84.4% of Total Investment and 79.4% of annualized adjusted NOI
- Significant embedded organic growth upside in SHOP adjusted NOI driven by high single-digit to low double digit internal growth during the next two years
- Shift in concentration enhances NHI's overall value proposition due to valuation disparity between private pay senior housing and SNF cap rates

Capitalization Rates [1]	Class A	Class B	Class C
Core Markets			
Independent Living	6.1%	7.1%	7.7%
Assisted Living	6.8%	7.8%	8.9%
Memory Care	8.3%	9.3%	10.1%
Skilled Nursing	11.0%	12.1%	12.8%
Non-Core Markets			
Independent Living	6.8%	7.7%	8.4%
Assisted Living	7.2%	8.4%	9.4%
Memory Care	8.7%	9.7%	10.6%
Skilled Nursing	11.7%	12.7%	13.3%

Total Investment

As of Mar 31, 2026


Other[4]
1.7%
SHOP
20.5%
Specialty hospital
1.9%
Skilled nursing
15.8%
$3.62bn
Investment[2]
Senior housing
60.0%

Pro Forma [3]


Other[4]
1.8%
SHOP
24.4%
Specialty hospital
2.0%
Skilled nursing
11.8%
$3.48bn
Investment[3]
Senior housing
59.9%

Annualized Adjusted NOI

As of Mar 31, 2026


Other[4]
1.8%
SHOP
11.0%
Specialty hospital
2.0%
Skilled nursing
27.4%
$322mm
Adj. NOI[2]
Senior housing
57.8%

Pro Forma [3]


Other[4]
2.1%
SHOP
15.7%
Specialty hospital
2.3%
Skilled nursing
16.3%
$282mm
Adj. NOI[3]
Senior housing
63.6%

1 Source: CBRE U.S. Senior Housing & Care Investor Survey H2 2025.
2 As of March 31, 2026. Investment includes $3.4 billion in gross real estate and $0.2 million in mortgage notes and other notes receivable, net of credit loss reserves. See Appendix for Adjusted NOI reconciliation.
3 Pro forma basis assumes transactions are annualized from March 31, 2026. Assumes sale of NHC properties with gross book value of $133.8 million and $40.3 million in annualized cash revenue. Assumes additional dispositions of 6 properties with gross book value of $115.2 million and $8.6 in annualized cash revenue. Assumes $106.9 million May 2026 SHOP acquisition at an initial annual NOI yield of 8.3%. The timing and amount of the adjustments to these measures cannot be allocated or quantified with certainty and, accordingly, a reconciliation to the comparable GAAP financial measures is not available without unreasonable effort
4 Other consists primarily of investments in non-mortgage notes receivable.

Recent Investments and Pipeline

(dollars in millions)

Date	Tenant / Borrower	Investment Type	Yield [1]	Investment [2]
Q2 2026	Generations	SHOP	7.80%	$ 105.5
Q1 2026	Allegro Living Management	SHOP	7.60%	106.9
		YTD 2026	**7.70%**	**$ 212.4**
Q4 2025	PLC	Lease	8.00%	$ 52.1
Q4 2025	Silver Wave Capital	Mortgage loan	8.75%	11.3
Q4 2025	William James Group	Lease	8.25%	7.0
Q4 2025	Fellowship Senior Living	Mortgage loan	8.50%	18.8
Q4 2025	Senior Living Communities [3]	Lease	8.25%	54.0
Q4 2025	Compass Senior Living	SHOP	7.51%	74.3
Q2 2025	Encore Senior Living	Construction loan	9.00%	28.0
Q2 2025	Agemark Senior Living	Lease	8.00%	63.5
Q1 2025	Senior Living Hospitality	Loan	9.00%	1.9
Q1 2025	Mainstay [4]	Lease	8.00%	8.6
Q1 2025	Vizion	Loan	9.15%	5.4
Q1 2025	Juniper Communities	Lease	7.95%	46.3
Q1 2025	Generations	Lease	8.00%	21.2
		Total 2025	**8.08%**	**$ 392.4**



Significant Pipeline Creates Pathway for External Growth Opportunities

2026 Investments: Closed $212.4 million in SHOP at an average initial yield of 7.70%

Signed LOIs: $20.3 million at an average yield of 7.50% in private pay senior housing

Pipeline: Approximately $560.0 million excluding portfolio deals

Investment History with New & Existing Relationships


New
Existing
Yield 1
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$-
9.5%
9.0%
8.5%
8.0%
7.5%
7.0%
6.5%
6.0%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026

1 Represents contractual rent or interest / purchase price. SHOP yields are after routine capex.
2 Excludes first year expected capital investments of $3.6 million for Generations and $3.3 million for Allegro.
3 Investment funded partially with the satisfaction of a mortgage which contained a purchase option for NHI.
4 Property acquired in a deed in lieu of foreclosure transaction to satisfy the repayment of a $10.0 million mortgage note receivable.

Financial Strength Positions NHI for Potential Accretive External Growth

(dollars in millions)

NATIONAL HEALTH INVESTORS

Capacity for Future Capital Deployment Greatly Enhanced

- On a pro forma basis, liquidity is estimated at approximately $1.3 billion which includes a recently refreshed $500.0 million At-the-Market ("ATM") equity program
- On a pro forma basis, net debt to annualized adjusted EBITDA is estimated to improve from 4.0x at March 31, 2026, to 2.6x which is well below the Company's target range of 3.5x – 4.5x
- On a pro forma basis, weighted average debt maturity increases to 5.8 years from 4.1 years with no maturities until 2028

Pro Forma Liquidity [1]

Cash and Restricted Cash	$	41.4
Credit Facility Availability		700.0
Equity available under ATM forward sale agreements		44.2
ATM capacity		500.0
Total Liquidity	$	1,285.6

Pro Forma Debt Maturity [1]

Financial Instrument		Amount Outstanding	Interest Rate	Fixed / Variable	Maturity	Years to Maturity
Revolver (Daily SOFR + 105)	$	-	4.73%	Variable	Oct-28	2.5
Senior Unsecured Notes		400.0	3.00%	Fixed	Feb-31	4.8
Senior Unsecured Notes		350.0	5.35%	Fixed	Feb-33	6.8
Total Debt	$	750.0				
Weighted Average			4.10%			5.8

Net Debt to Annualized Adjusted EBITDA [2]



4.0x
2.6x
Q1 2026
Pro Forma [3]

1 Pro forma basis assumes transactions occurred on March 31, 2026. Assumes $106.9 million May 2026 SHOP acquisition financed with the revolver and that proceeds of approximately $657.8 million from the NHC sale and other dispositions used to paydown the revolver, payoff a $125.0 million term loan due June 2026, and payoff $100.3 million in private placement notes due January 2027 (inclusive of a make-whole payment). Remaining balance after paydown and payoffs is assumed to be placed in cash and restricted cash.

2 See Appendix for Annualized Adjusted NOI reconciliation.

3 Pro forma basis assumes transactions are annualized from March 31, 2026. Assumes $40.3 million in annualized NHC cash revenue and $8.6 million in annualized cash revenue from other dispositions. Assumes $106.9 million May 2026 SHOP acquisition at an initial annual NOI yield of 8.3%. The timing and amount of the adjustments to these measures cannot be allocated or quantified with certainty and, accordingly, a reconciliation to the comparable GAAP financial measures is not available without unreasonable effort

Diversified Portfolio Across the Senior Housing Care Continuum

Geographically Diverse Portfolio Spans the Senior Housing Care Continuum[1]

118 SENIOR HOUSING | 68 SKILLED NURSING | 2 SPECIALTY HOSPITAL | 35 SHOP



NHI's portfolio spans the entire senior care continuum including discretionary senior housing, needs-driven senior housing, and skilled nursing and specialty hospitals. The portfolio is well diversified across asset class and product type with limited concentration risk to tenants or geography.

Portfolio Overview

223	41	33
Properties	*Operating Partners*	*States*



Other[2]
1.7%
SHOP
20.5%
Specialty hospital
1.9%
Skilled nursing
15.8%
Senior housing
60.0%
$3.6bn
Investment[1]

Portfolio	Properties	Units
Senior Housing Triple-net & Mortgage	118	9,948
Skilled Nursing Triple-net & Mortgage	68	8,932
Specialty Hospital Triple-net & Mortgage	2	107
Senior Housing Operating ("SHOP")	35	3,469
Total	**223**	**22,456**

[1] Data as of 3/31/26. Investment includes $3.4 million in gross real estate and $0.2 million in mortgages and other notes receivable, net of credit loss reserves
[2] Other consists primarily of investments in non-mortgage notes receivable

Asset Diversification Creates Stronger Portfolio



Senior Housing - Need Driven
Bickford
Need Driven ex. Bickford
1.80x
1.60x
1.40x
1.20x
1.00x
0.80x
0.60x
1Q 2021
2Q 2021
3Q 2021
4Q 2021
1Q 2022
2Q 2022
3Q 2022
4Q 2022
1Q 2023
2Q 2023
3Q 2023
4Q 2023
1Q 2024
2Q 2024
3Q 2024
4Q 2024
1Q 2025
2Q 2025
3Q 2025
4Q 2025

The Senior Housing – Need Driven portfolio has experienced significant coverage improvement since the start of the portfolio optimization in 2021.

The SNF and Discretionary (largely CCRC) portfolios which generate 50.8% of annualized adjusted NOI have proven resilient throughout.



Senior Housing - Discretionary
Skilled Nursing
3.60x
3.10x
2.60x
2.10x
1.60x
1.10x
0.60x
1Q 2021
2Q 2021
3Q 2021
4Q 2021
1Q 2022
2Q 2022
3Q 2022
4Q 2022
1Q 2023
2Q 2023
3Q 2023
4Q 2023
1Q 2024
2Q 2024
3Q 2024
4Q 2024
1Q 2025
2Q 2025
3Q 2025
4Q 2025

Coverage represents EBITDARM coverage for the TTM period ending in the period specified.

Favorable Industry Dynamics: A Pathway For Long Term Growth

Supply Growth is Slowing

Inventory growth of 0.5% across the care continuum is at an historic low



Inventory Growth
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
1Q2009
3Q2009
1Q2010
3Q2010
1Q2011
3Q2011
1Q2012
3Q2012
1Q2013
3Q2013
1Q2014
3Q2014
1Q2015
3Q2015
1Q2016
3Q2016
1Q2017
3Q2017
1Q2018
3Q2018
1Q2019
3Q2019
1Q2020
3Q2020
1Q2021
3Q2021
1Q2022
3Q2022
1Q2023
3Q2023
1Q2024
3Q2024
1Q2025
3Q2025
1Q2026
Senior Housing
Independent Living
Assisted Living

Rolling 4-Quarter units started in Q1 2026 were 55% below the historical average



Senior Housing: Rolling 4-Quarter Units Started
45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
1Q2008
3Q2008
1Q2009
3Q2009
1Q2010
3Q2010
1Q2011
3Q2011
1Q2012
3Q2012
1Q2013
3Q2013
1Q2014
3Q2014
1Q2015
3Q2015
1Q2016
3Q2016
1Q2017
3Q2017
1Q2018
3Q2018
1Q2019
3Q2019
1Q2020
3Q2020
1Q2021
3Q2021
1Q2022
3Q2022
1Q2023
3Q2023
1Q2024
3Q2024
1Q2025
3Q2025
1Q2026

Source: National Investment Center for Senior Housing & Care ("NIC"); data is from NICMAP Primary & Secondary markets through Q1 2026.

Favorable Industry Dynamics: A Pathway For Long Term Growth

Demand Growth is Surging

The 85+ population growth is expected to accelerate to 1.9% by 2030 and 3.5% in the following decade


U.S. 85+ Population (in millions)
5.7
6.3
7.6
10.8
1.0% CAGR
1.9% CAGR
3.5% CAGR
2010
2020
2030E
2040E

Absorption remains well above historic averages resulting in the highest ever number of occupied senior housing units


Absorption
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
(2.0%)
(4.0%)
(6.0%)
(8.0%)
(10.0%)
1Q2009
3Q2009
1Q2010
3Q2010
1Q2011
3Q2011
1Q2012
3Q2012
1Q2013
3Q2013
1Q2014
3Q2014
1Q2015
3Q2015
1Q2016
3Q2016
1Q2017
3Q2017
1Q2018
3Q2018
1Q2019
3Q2019
1Q2020
3Q2020
1Q2021
3Q2021
1Q2022
3Q2022
1Q2023
3Q2023
1Q2024
3Q2024
1Q2025
3Q2025
1Q2026
Senior Housing
Independent Living
Assisted Living

Source: University of Virginia's Weldon Cooper Center for Public Service; National Investment Center for Senior Housing & Care ("NIC"); NIC data is from NICMAP Primary & Secondary markets through Q1 2026.

Appendix: Definitions



ADJUSTED EBITDA & EBITDARM

NHI considers Adjusted EBITDA to be an important supplemental measure because it provides information which is used to evaluate the Company's performance and serves as an indication of the ability to service debt. NHI defines Adjusted EBITDA as consolidated earnings before interest, taxes, depreciation and amortization, including amounts in discontinued operations, excluding real estate asset impairments and gains on dispositions and certain items which, due to their infrequent or unpredictable nature, may create some difficulty in comparing Adjusted EBITDA for the current period to similar prior periods, and may include, but are not limited to, impairment of non-real estate assets, gains and losses attributable to the acquisition and disposition of assets and liabilities, and recoveries of previous write-downs. Adjusted EBITDA also includes NHI's proportionate share of unconsolidated equity method investments presented on a similar basis. Since others may not use the Company's definition of Adjusted EBITDA, caution should be exercised when comparing NHI's Adjusted EBITDA to that of other companies. EBITDARM is earnings before interest, taxes, depreciation, amortization, rent and management fees.

ADJUSTED NET OPERATING INCOME

Adjusted net operating income ("Adjusted NOI") is a non-U.S. GAAP supplemental financial measure used to evaluate the operating performance of real estate. We define Adjusted NOI as total revenues, less straight-line revenue, less corporate interest income, less tenant reimbursements and property operating expenses, and adjusted for non-cash revenue items including, but not limited to, amortization of commitment fees, deferred financing costs and original issue discounts and lease incentive amortization. We believe Adjusted NOI provides investors relevant and useful information as it measures the operating performance of our properties at the property level on an unleveraged basis. We use adjusted NOI to make decisions about resource allocations and to assess the property level performance of our properties.

FAD PAYOUT RATIO

The Funds Available for Distribution (FAD) payout ratio is a metric used in the REIT (Real Estate Investment Trust) industry to gauge the percentage of FAD that a company distributes to shareholders as dividends. The FAD payout ratio is calculated by dividing the Company's accrued dividends payable to common stockholders by its FAD for the period indicated.

NET OPERATING INCOME

Net operating income ("NOI") is a non-U.S. GAAP supplemental financial measure used to evaluate the operating performance of real estate. NHI defines NOI as total revenues, less tenant reimbursements and property operating expenses. The Company believes NOI provides investors relevant and useful information as it measures the operating performance of properties at the property level on an unleveraged basis. NHI uses NOI to make decisions about resource allocations and to assess the property level performance of our properties.

NAREIT FUNDS FROM OPERATIONS (FFO)

FFO per share, as defined by the National Association of Real Estate Investment Trusts (NAREIT) and applied by us, is calculated using the two-class method with net income allocated to common stockholders and holders of unvested restricted stock by applying the respective weighted-average shares outstanding during each period. The calculation of FFO begins with net income attributable to common stockholders (computed in accordance with GAAP) and excludes gains (or losses) from sales of real estate property, impairments of real estate, and real estate depreciation and amortization after adjusting for unconsolidated partnerships and joint ventures, if any. Diluted FFO per share assumes the exercise of stock options and other potentially dilutive securities.

Appendix: Definitions

NAREIT FUNDS FROM OPERATIONS (FFO)

FFO per share, as defined by the National Association of Real Estate Investment Trusts (NAREIT) and applied by us, is calculated using the two-class method with net income allocated to common stockholders and holders of unvested restricted stock by applying the respective weighted-average shares outstanding during each period. The calculation of FFO begins with net income attributable to common stockholders (computed in accordance with GAAP) and excludes gains (or losses) from sales of real estate property, impairments of real estate, and real estate depreciation and amortization after adjusting for unconsolidated partnerships and joint ventures, if any. Diluted FFO per share assumes the exercise of stock options and other potentially dilutive securities.

NORMALIZED FUNDS FROM OPERATIONS (NORMALIZED FFO)

Normalized FFO excludes from FFO certain items which, due to their infrequent or unpredictable nature, may create some difficulty in comparing FFO for the current period to similar prior periods, and may include, but are not limited to, impairment of non-real estate assets, gains and losses attributable to the acquisition and disposition of non-real estate assets and liabilities, and recoveries of previous write-downs. FFO and Normalized FFO are important supplemental measures of operating performance for a REIT. Because the historical cost accounting convention used for real estate assets requires depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen and fallen with market conditions, presentations of operating results for a REIT that uses historical cost accounting for depreciation could be less informative and should be supplemented with a measure such as FFO. The term FFO was designed by the REIT industry to address this issue.

NORMALIZED FUNDS AVAILABLE FOR DISTRIBUTION (FAD)

Normalized FAD is an important supplemental performance measure for a REIT. GAAP requires a lessor to recognize contractual lease payments into income on a straight-line basis over the expected term of the lease. This straight-line adjustment has the effect of reporting lease income that is significantly more or less than the contractual cash flows received pursuant to the terms of the lease agreement. GAAP also requires the original issue discount of our senior unsecured notes and debt issuance costs to be amortized as non-cash adjustments to earnings. We also adjust Normalized FAD for the net change in our allowance for expected credit losses, non-cash stock-based compensation, SHOP recurring capital expenditures as well as certain noncash items related to our equity method investments such as straight-line lease expense and amortization of purchase accounting adjustments. Normalized FAD is an important supplemental measure of liquidity for a REIT as a useful indicator of the ability to distribute dividends to stockholders.

OCCUPANCY

Occupancy is the average percentage of all units in our SHOP segment that are occupied during the time period described. NHI defines occupancy as the average number of units occupied in any given time period divided by the total number of available units.

RETURN ON INVESTED CAPITAL (ROIC)

ROIC is a performance metric that intends to measure the percentage return earned on capital invested by a company. NHI calculates ROIC as TTM Normalized FAD plus contractual interest divided by the average of total assets plus accumulated deprecation less straight-line rent receivable over the TTM period.

RevPOR

RevPOR is the average monthly revenue generated by occupied units in the SHOP segment. NHI defines RevPOR as monthly resident fees and services revenue divided the number of monthly occupied units for the period presented.



Appendix: Definitions

Same-Store (SS)

We define Same-Store as properties owned, consolidated and operational for the full period in both comparison periods and that are not otherwise excluded; provided, however, that we may include selected properties that otherwise meet the Same-Store criteria if they are included in substantially all of, but not a full, period for one or both of the comparison periods, and in our judgment such inclusion provides a more meaningful presentation of our segment performance.

Newly acquired properties, recently developed or redeveloped properties, and properties undergoing operator transitions in our SHOP reportable business segment will be included in Same-Store after five full quarters from the date of acquisition, transition, or being placed into service. Our SHOP and NNN that have undergone operator or business model transitions will be included in Same-Store once operating under consistent operating structures for the full period in both periods presented.

Properties are excluded from Same-Store if they are: (i) sold, classified as held for sale or properties whose operations were classified as discontinued operations in accordance with GAAP; (ii) impacted by significant disruptive events such as flood or fire; (iii) those properties that are currently undergoing a significant disruptive redevelopment; or (iv) those properties that are scheduled to undergo operator or business model transitions, or have transitioned operators or business models after the start of the prior comparison period.



Reconciliations: FFO, Normalized FFO, Normalized FAD

NATIONAL HEALTH INVESTORS

(unaudited, $ in thousands, except share and per share amounts)	Q1 2026	Q1 2025	Q4 2025
Net income attributable to common stockholders	$ 40,024	$ 34,113	$ 38,113
Elimination of certain non-cash items in net income:			
Real estate depreciation	22,832	18,764	20,869
Real estate depreciation related to noncontrolling interests	(402)	(413)	(402)
Allocation to unvested restricted stock	(20)	-	-
Gains on sales of real estate, net	(2,612)	(114)	(119)
NAREIT FFO attributable to common stockholders	**59,822**	**52,350**	**58,461**
Proxy contest and related	-	264	-
Normalized FFO attributable to common stockholders	**59,822**	**52,614**	**58,461**
Non-cash lease revenue adjustments, net	(148)	(824)	(652)
Non-real estate depreciation, net	785	338	713
Amortization of debt issuance costs and discounts, net	854	974	855
Adjustments related to equity method investments, net	(399)	(680)	(2,023)
Recurring capital expenditures, net	(756)	(439)	(791)
Equity method investment non-refundable entrance fees	127	310	477
Transaction costs	-	1,164	
Allocation to unvested restricted stock	(4)	0	
Note receivable credit loss expense (benefit)	(50)	(14)	(61)
Non-cash stock-based compensation	2,240	2,558	964
Normalized FAD attributable to common stockholders	**$ 62,471**	**$ 56,001**	**$ 57,943**
BASIC			
Weighted average common shares outstanding	48,323,945	45,720,496	47,652,977
NAREIT FFO attributable to common stockholders per share	$ 1.24	$ 1.15	$ 1.23
Normalized FFO attributable to common stockholders per share	$ 1.24	$ 1.15	$ 1.23
DILUTED			
Weighted average common shares outstanding	48,547,893	45,878,528	47,882,433
NAREIT FFO attributable to common stockholders per share	$ 1.23	$ 1.14	$ 1.22
Normalized FFO attributable to common stockholders per share	$ 1.23	$ 1.15	$ 1.22
Dividends excluding dividends on unvested restricted shares	$ 44,532	$ 41,972	$ 44,389
Normalized FAD payout ratio	71.3%	74.9%	76.6%

Reconciliations: Net Operating Income & Adjusted NOI

(unaudited, dollars in thousands)	Three Months Ended March 31, 2026	2025
Net Income	$ 39,752	$ 33,817
Interest	15,040	14,337
Gains on sales of real estate	(2,612)	(114)
Franchise, excise and other taxes	215	269
Legal	305	1,426
Loan and realty gains (losses)	(50)	(14)
General and administrative	7,851	6,829
Depreciation	23,691	19,157
Gain (loss) from equity method investment	-	(415)
Proxy and related	-	264
Other Income	(35)	-
Consolidated NOI	84,157	75,556
Straight-line revenue	(723)	(1,410)
Amortization of lease incentives	725	725
Amortization of commitment fees and discounts	(60)	(92)
Non-segment/Corporate	-	(42)
Adjusted NOI	$ 84,099	$ 74,737

Reconciliations: SHOP NOI & Same-Store SHOP NOI

Total SHOP ($ in thousands)	Q1 2025	Q4 2025	Q1 2026
Total revenues	$ 13,939	$ 30,729	$ 37,060
Labor	(4,299)	(11,741)	(14,699)
Dietary	(1,045)	(2,104)	(2,233)
Utilities	(1,097)	(1,969)	(2,471)
Taxes and insurance	(1,538)	(2,649)	(2,897)
Management fees	-	-	(1,946)
Other senior housing operating expenses	(2,874)	(4,963)	(3,923)
NOI	3,086	7,303	8,891
Depreciation	(2,758)	(5,557)	(7,114)
Net income (loss)	$ 328	$ 1,746	$ 1,777
Units	1,732	3,009	3,469
Occupancy	89.2%	86.9%	86.6%
Average occupied units	1,544	2,616	3,004
RevPOR	$ 3,008	$ 3,918	$ 4,303

Same-Store SHOP ($ in thousands)	Q1 2025	Q4 2025	Q1 2026
Total revenues	$ 13,939	$ 13,968	$ 14,054
Labor	(4,299)	(4,330)	(4,467)
Dietary	(1,045)	(1,122)	(1,035)
Utilities	(1,097)	(1,005)	(1,129)
Taxes and insurance	(1,538)	(1,610)	(1,551)
Management fees	-	-	(710)
Other senior housing operating expenses	(2,874)	(2,682)	(2,150)
NOI	3,086	3,220	3,012
Depreciation	(2,758)	(2,950)	(2,984)
Net income (loss)	$ 328	$ 271	$ 28
Units	1,732	1,732	1,732
Occupancy	89.2%	86.4%	85.8%
Average occupied units	1,544	1,497	1,487
RevPOR	$ 3,008	$ 3,111	$ 3,151

Reconciliations: Adjusted EBITDA

(unaudited, dollars in thousands)	Three Months Ended March 31, 2026		2025	
Net income	$	39,752	$	33,817
Interest expense		15,040		14,337
Franchise, excise, and other taxes		215		269
Depreciation		23,691		19,157
Gains on sales of real estate, net		(2,612)		(114)
Notes receivable credit loss (benefit) expense		(50)		(14)
Write-off of transaction costs		-		608
Adjusted EBITDA		76,036		68,060
Interest expense at contractual rates		14,186		13,359
Principal payments		-		112
Fixed Charges	$	14,186	$	13,471
Fixed Charge Coverage		5.4x		5.1x
Net Debt to Adjusted EBITDA				
Consolidated Total Debt	$	1,269,668		
Less: cash and cash equivalents		(24,948)		
Consolidated Net Debt		1,244,720		
Adjusted EBITDA		76,036		
Annualizing Adjustment		228,108		
Annualized impact of recent investments		3,458		
	$	307,602		
Consolidated Net Debt to Adjusted EBITDA		4.0x		

Reconciliations: Adjusted EBITDA

NHI NATIONAL HEALTH INVESTORS

(dollars in thousands)	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026
Net income	$ 39,231	$ 30,849	$ 6,505	$ 8,246	$ 21,466	$ 34,229	$ 1,558	$ 34,183	$ 39,448	$ 29,033	$ 31,718	$ 30,657	$ 34,952	$ 28,242	$ 42,788	$ 33,817	$ 36,689	$ 32,478	$ 37,803	$ 39,752
Interest expense	12,840	12,715	12,282	10,198	10,862	11,412	12,445	14,027	14,194	15,086	14,852	14,869	14,854	14,939	15,241	14,337	15,001	13,766	14,264	15,040
Franchise, excise and other taxes	232	244	79	244	225	225	150	183	258	2	7	(187)	47	83	94	269	243	244	324	215
Depreciation	20,658	20,035	19,299	18,272	17,772	17,533	17,303	17,617	17,730	17,515	17,112	17,505	17,490	17,768	18,680	19,157	19,918	20,216	21,653	23,691
Unconsolidated EBITDA	798	678	678	678	713	713	917	495	706	583	583	719	-	-	-	-	-	-	-	-
NR credit loss expense	1,221	(37)	(185)	(76)	(47)	1,803	8,676	(756)	55	786	(351)	10	452	3,434	745	(14)	(1,393)	(1,979)	(61)	(50)
Other items	(6,484)	1,880	23,075	23,913	18,444	(4,332)	18,234	(3,559)	(11,182)	436	(1,221)	686	(863)	(102)	819	494	(110)	10,653	(119)	(2,612)
Adjusted EBITDA	$ 68,496	$ 66,364	$ 61,733	$ 61,475	$ 69,435	$ 61,583	$ 59,283	$ 62,190	$ 61,208	$ 63,441	$ 62,700	$ 64,259	$ 66,932	$ 64,364	$ 67,146	$ 68,060	$ 70,348	$ 75,378	$ 73,864	$ 76,036
Interest expense at contractual rates	12,188	12,085	11,668	9,558	10,262	10,821	11,847	13,440	13,612	14,387	14,164	14,088	14,029	14,129	14,066	13,359	14,062	13,108	13,412	14,186
Principal payments on debt	91	92	187	98	193	290	389	103	100	101	104	105	105	106	109	112	110	-	-	-
Fixed Charges	$ 12,279	$ 12,177	$ 11,885	$ 9,656	$ 10,455	$ 11,111	$ 12,236	$ 13,543	$ 13,712	$ 14,488	$ 14,268	$ 14,193	$ 14,134	$ 14,235	$ 14,175	$ 13,471	$ 14,172	$ 13,108	$ 13,412	$ 14,186
Fixed Charge Coverage	5.6x	5.4x	5.2x	6.4x	6.6x	5.5x	4.8x	4.6x	4.5x	4.4x	4.4x	4.5x	4.7x	4.5x	4.7x	5.1x	5.0x	5.8x	5.5x	5.4x
Total debt	$ 1,434,744	$ 1,285,287	$ 1,242,883	$ 1,249,044	$ 1,104,495	$ 1,114,999	$ 1,147,511	$ 1,176,014	$ 1,134,815	$ 1,144,438	$ 1,135,051	$ 1,139,266	$ 1,136,035	$ 1,136,302	$ 1,146,041	$ 1,262,985	$ 1,118,835	$ 1,109,065	$ 1,163,814	$ 1,269,668
Cash and equivalents	(32,544)	(48,393)	(37,412)	(36,121)	(43,435)	(28,811)	(19,291)	(13,875)	(17,411)	(16,579)	(22,347)	(11,357)	(14,766)	(15,550)	(24,289)	(135,004)	(18,640)	(81,625)	(19,624)	(24,948)
Net debt	$ 1,402,200	$ 1,236,894	$ 1,205,471	$ 1,212,923	$ 1,061,060	$ 1,086,188	$ 1,128,220	$ 1,162,139	$ 1,117,404	$ 1,127,859	$ 1,112,704	$ 1,127,909	$ 1,121,269	$ 1,120,752	$ 1,1221,752	$ 1,127,981	$ 1,100,195	$ 1,027,440	$ 1,144,190	$ 1,244,720
Annualized EBITDA	$ 273,981	$ 265,456	$ 246,932	$ 245,900	$ 277,741	$ 246,334	$ 237,131	$ 248,760	$ 244,832	$ 253,765	$ 250,801	$ 257,035	$ 267,728	$ 257,456	$ 268,584	$ 272,240	$ 281,392	$ 301,512	$ 295,453	$ 304,144
Impact of recent transactions	(953)	(7,915)	(2,364)	(42)	(11,792)	(2,752)	682	2,086	(2,429)	473	(107)	85	2,341	(194)	3,717	4,798	-	(15,107)	4,517	3,458
Adjusted annualized EBITDA	$ 273,028	$ 257,541	$ 244,568	$ 245,858	$ 265,949	$ 243,582	$ 237,813	$ 250,846	$ 242,403	$ 254,238	$ 250,693	$ 257,121	$ 270,069	$ 257,262	$ 272,301	$ 277,038	$ 281,392	$ 286,405	$ 299,970	$ 307,602
Net Debt / Adj. EBITDA	5.1x	4.8x	4.9x	4.9x	4.0x	4.5x	4.7x	4.6x	4.6x	4.4x	4.4x	4.4x	4.2x	4.4x	4.1x	4.1x	3.9x	3.6x	3.8x	4.0x

Return on Invested Capital



Return on Invested Capital
9.00%
8.50%
8.00%
7.50%
7.00%
6.50%
6.00%
8.33%
8.27%
8.16%
8.04%
7.92%
7.69%
7.53%
7.30%
7.16%
7.47%
7.58%
7.72%
7.80%
7.65%
7.81%
7.94%
8.05%
8.28%
8.29%
8.34%
8.27%
8.25%
8.45%
8.38%
8.41%
1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26

Refer to Appendix for definitions and relevant non-GAAP reconciliations.

Reconciliations: ROIC

(dollars in thousands)	2Q20	3Q20	4Q20	1Q21	2Q21	3Q21	4Q21	1Q22	2Q22	3Q22	4Q22	1Q23
Total Assets	$ 3,166,971	$ 3,139,273	$ 3,120,346	$ 3,183,273	$ 3,077,445	$ 2,912,177	$ 2,838,876	$ 2,802,503	$ 2,587,291	$ 2,508,785	$ 2,507,424	$ 2,533,230
Add: Accumulated Depreciation	555,762	576,605	597,638	618,299	622,943	593,215	576,668	582,175	593,036	599,423	611,688	625,743
Less: Straight-line Receivable	(89,090)	(92,418)	(95,703)	(98,354)	(97,723)	(99,895)	(96,198)	(94,739)	(79,697)	(81,959)	(76,895)	(79,103)
Invested Capital	$ 3,633,643	$ 3,623,460	$ 3,622,281	$ 3,703,218	$ 3,602,665	$ 3,405,497	$ 3,319,346	$ 3,289,939	$ 3,100,630	$ 3,026,249	$ 3,042,217	$ 3,079,870
Normalized FAD	$ 60,925	$ 60,270	$ 59,003	$ 59,551	$ 52,839	$ 51,173	$ 45,911	$ 52,669	$ 56,279	$ 47,378	$ 44,712	$ 47,739
Add: Contractual Interest	12,832	11,907	11,537	12,230	12,188	12,085	11,668	9,558	10,262	10,821	11,847	13,440
FAD before contractual interest	$ 73,757	$ 72,177	$ 70,540	$ 71,781	$ 65,027	$ 63,258	$ 57,579	$ 62,227	$ 66,541	$ 58,199	$ 56,559	$ 61,179
TTM Invested Capital	$ 3,511,852	$ 3,555,284	$ 3,593,428	$ 3,639,943	$ 3,637,053	$ 3,591,424	$ 3,530,601	$ 3,464,133	$ 3,343,616	$ 3,228,332	$ 3,155,676	$ 3,107,781
TTM Normalized FAD plus contractual interest	$ 290,548	$ 290,094	$ 289,023	$ 288,256	$ 279,525	$ 270,606	$ 257,645	$ 248,091	$ 249,605	$ 244,546	$ 243,526	$ 242,479
Return on Invested Capital	8.27%	8.16%	8.04%	7.92%	7.69%	7.53%	7.30%	7.16%	7.47%	7.58%	7.72%	7.80%

(dollars in thousands)	2Q23	3Q23	4Q23	1Q24	2Q24	3Q24	4Q24	1Q25	2Q25	3Q25	4Q25	1Q26
Total Assets	$ 2,498,495	$ 2,499,090	$ 2,488,480	$ 2,478,125	$ 2,476,912	$ 2,460,090	$ 2,614,371	$ 2,782,885	$ 2,695,959	$ 2,690,064	$ 2,796,887	$ 2,889,865
Add: Accumulated Depreciation	638,631	656,155	673,276	690,790	705,829	723,606	742,295	761,462	781,390	801,614	821,982	843,828
Less: Straight-line Receivable	(82,295)	(83,549)	(84,713)	(84,257)	(85,321)	(86,334)	(87,150)	(88,311)	(89,097)	(77,906)	(78,891)	(79,303)
Invested Capital	$ 3,054,831	$ 3,071,696	$ 3,077,043	$ 3,084,659	$ 3,097,420	$ 3,097,362	$ 3,269,516	$ 3,456,036	$ 3,388,251	$ 3,413,772	$ 3,539,978	$ 3,654,389
Normalized FAD	$ 44,586	$ 48,171	$ 47,347	$ 50,975	$ 51,780	$ 49,383	$ 52,071	$ 56,001	$ 55,957	$ 62,248	$ 57,943	$ 62,741
Add: Contractual Interest	13,612	14,387	14,164	14,088	14,028	14,129	14,066	13,359	14,062	13,108	13,412	14,186
FAD before contractual interest	$ 58,198	$ 62,558	$ 61,511	$ 65,063	$ 65,808	$ 63,512	$ 66,137	$ 69,360	$ 70,019	$ 75,356	$ 71,355	$ 76,657
TTM Average Invested Capital	$ 3,060,759	$ 3,054,973	$ 3,065,131	$ 3,073,620	$ 3,077,130	$ 3,085,636	$ 3,125,200	$ 3,200,999	$ 3,261,717	$ 3,324,987	$ 3,413,511	$ 3,490,485
TTM Normalized FAD plus contractual interest	$ 234,136	$ 238,495	$ 243,447	$ 247,329	$ 254,939	$ 255,893	$ 260,518	$ 264,815	$ 269,028	$ 280,872	$ 286,090	$ 293,387
Return on Invested Capital	7.65%	7.81%	7.94%	8.05%	8.28%	8.29%	8.34%	8.27%	8.25%	8.45%	8.38%	8.41%

NHI®

NATIONAL HEALTH INVESTORS